                                                                    Exhibit 10.1

                                AMENDMENT NO. 6
                          TO REVOLVING CREDIT AGREEMENT

     AMENDMENT NO. 6 (this "Amendment"), dated as of March 30, 2006, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK ("BNY"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent") as amended by Amendment No. 1 and Waiver No. 1, dated as of January 26, 2004, Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004, Amendment No. 3 and Consent No. 3, dated as of December 1, 2004, Amendment No. 4 and Waiver No. 3, dated as of March 31, 2005, and Amendment No. 5 and Consent No. 4, dated as of March 31, 2005 (and, as further amended from time to time, the "Credit Agreement").

                                    RECITALS

     I. Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

     II. The Borrower has requested that the Required Lenders agree to amend Sections 7.1(a), (b), (c) and (d) of the Credit Agreement.

     III. The Administrative Agent and the Required Lenders have agreed to the Borrower's requests on the terms and subject to the conditions set forth in this Amendment.

          Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1.   AMENDMENTS.

          (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:

               7.1. Financial Condition Covenants.

               (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at the end of any period set forth below to exceed the ratio set forth below opposite such period:

                         Consolidated
        Period          Leverage Ratio
        ------          --------------
10/1/05 - 12/31/05           5.25x
1/1/06 - 3/31/06             5.25x
4/1/06 - 6/30/06             5.25x
7/1/06 - 9/30/06             5.25x
10/1/06 - 12/31/06           5.25x
1/1/07 - 3/31/07             5.25x
4/1/07 - 6/30/07             5.00x
7/1/07 - 9/30/07             5.00x
10/1/07 - 12/31/07           4.85x
1/1/08 - 3/31/08             4.85x
4/1/08 and thereafter        4.85x

          (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:

               (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with the last day of any period set forth below to be less than the ratio set forth below opposite such period:

                        Consolidated Interest
        Period              Coverage Ratio
        ------          ---------------------
10/1/05 - 12/31/05              1.75x
1/1/06 - 6/30/06                1.50x
7/1/06 - 9/30/06                1.50x
10/1/06 - 12/31/06              1.50x
1/1/07 - 3/31/07                1.75x
4/1/07 - 6/30/07                1.75x
7/1/07 - 9/30/07                1.75x
10/1/07 - 12/31/07              2.00x
1/1/08 - 3/31/08                2.00x
4/1/08 and thereafter           2.00x

          (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:

               (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with the last day of any period set forth below to be less than the ratio set forth below opposite such period:

                        Consolidated Fixed Charge
        Period                Coverage Ratio
        ------          -------------------------
1/1/06 - 3/31/06                  0.75x
4/1/06 - 6/30/06                  0.75x
7/1/06 - 9/30/06                  0.75x
10/1/06 - 12/31/06                0.75x
1/1/07 - 3/31/07                  0.80x
4/1/07 - 6/30/07                  0.80x
7/1/07 - 9/30/07                  0.85x
10/1/07 - 12/31/07                l.00x
1/1/08 - 3/31/08                  l.00x
4/1/08 and thereafter             1.00x

          (d) Section 7.1(d) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:

               (d) Consolidated Senior Secured Leverage Ratio. Permit the Consolidated Senior Secured Leverage Ratio at the end of any period set forth below to exceed the ratio set forth below opposite such period:

                        Consolidated Senior Secured
        Period                 Leverage Ratio
        ------          ---------------------------
10/1/05 -12/31/05                  2.20x
1/1/06 - 3/31/06                   2.20x
4/1/06 - 6/30/06                   2.20x
7/1/06 - 9/30/06                   2.20x
10/1/06 - 12/31/06                 2.20x
1/1/07 - 3/31/07                   2.20x
4/1/07 - 6/30/07                   2.20x
7/1/07 - 9/30/07                   2.20x
10/1/07 - 12/31/07                 2.00x
1/1/08 - 3/31/08                   2.00x
4/1/08 and thereafter              2.00x

     2.   CONDITIONS TO EFFECTIVENESS.

          This Amendment shall be effective as of March 30, 2006, provided that the following conditions are satisfied on or before March 30, 2006:

          (a) the Administrative Agent shall have received this Amendment executed by a duly authorized signatories of the Borrower and each of the Guarantors and by each of the Required Lenders;

          (b) the Administrative Agent shall have received an amendment fee for the benefit of each Lender executing this Amendment equal to 0.10% of such Lender's commitment; and

          (c) the Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request and payment of any other fees due to the Administrative Agent, including without limitation, the reasonable fees and expenses of its counsel.

     3.   MISCELLANEOUS

          (a) The Required Lenders hereby waive any default which exists or may have occurred under the Credit Agreement due solely to the fact that the financial statements of Holdings for the fiscal quarter ended September 30, 2005 may not have been prepared in accordance with GAAP solely to the extent of the manner in which Holdings accounted in such financial statements for a deferred tax liability in the amount of $13,500,000 arising from the Chelsea House Asset Sale.

          (b) The Borrower hereby:

               (i) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;

               (ii) acknowledges that the waiver granted in Section 3(a) is limited to the specific matter described in such Section and is not a waiver of any other matter which may now exist or hereafter occur;

               (iii) represents and warrants that, after giving effect to this Amendment, there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment; and

               (iv) represents and warrants that (1) the representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof and (2) the matter described in Section 3(a) does not constitute a default or event of default under any other credit agreements or indentures to which Holdings or the Borrower is a party.

          (c) Each of the Guarantors, by signing this Amendment, hereby:

               (i) acknowledges and consents to the execution of this Amendment; and

               (ii) acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

          (d) This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

          (e) This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

          (f) The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent's counsel in connection with this Amendment and any other fees due to the Administrative Agent.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

                          HAIGHTS CROSS AMENDMENT NO. 6

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        BORROWER:

                                        HAIGHTS CROSS OPERATING COMPANY


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                         HAIGHTS CROSS AMENDMENT NO. 6

                                        GUARANTORS:

                                        HAIGHTS CROSS COMMUNICATIONS, INC.


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        SUNDANCE/NEWBRIDGE EDUCATIONAL
                                        PUBLISHING, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        TRIUMPH LEARNING, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        RECQRDED BOOKS, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        OAKSTONE PUBLISHING, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President

                          HAIGHTS CROSS AMENDMENT NO. 6


                                        SNP, LLC f/k/a CHELSEA HOUSE PUBLISHERS,
                                        LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        THE CORIOLIS GROUP, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        W F HOWES LIMITED


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President


                                        OPTIONS PUBLISHING, LLC


                                        By: /s/ Paul J. Crecca
                                            ------------------------------------
                                        Name: Paul J. Crecca
                                        Title: Vice President

                          HAIGHTS CROSS AMENDMENT NO. 6

                                        THE BANK OF NEW YORK,
                                        as a Lender and as Administrative Agent


                                        By: /s/ Steven J. Correll
                                            ------------------------------------
                                        Name: Steven J. Correll
                                        Title: Vice President

                          HAIGHTS CROSS AMENDMENT NO. 6

                                        CIT LENDING SERVICES CORPORATION,
                                        as a Leader


                                        By: /s/ Scott Ploshay
                                            ------------------------------------
                                        Name: Scott Ploshay
                                        Title: VP

                          HAIGHTS CROSS AMENDMENT NO. 6

                                        BEAR STEARNS CORPORATE LENDING INC.,
                                        as a Lender and as
                                        Syndication Agent


                                        BY: /s/ VICTOR BULZACCHECLT
                                            ------------------------------------
                                        Name: VICTOR BULZACCHECLT
                                        Title: VICE PRESIDENT

                         HAIGHTS CROSS AMENDMENT NO. 6


                                        VAN KAMPEN
                                        SENIOR INCOME TRUST
                                        By: Van Kampen Asset Management



                                        By: /s/ Robert P. Drobny
                                          -------------------------------

                                          Name: Robert P. Drobny
                                                -------------------------

                                          Title: Vice President
                                                -------------------------

                         HAIGHTS CROSS AMENDMENT NO. 6


                                             MORGAN STANLEY PRIME
                                             INCOME TRUST

                                             By: /s/ Elizabeth Bodisch
                                                 -------------------------------
                                                 Name: Elizabeth Bodisch
                                                 Title: Authorized Signatory